UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2005



                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)



          Minnesota                  0-21394                 41-1713474
(State of other jurisdiction  (Commission File No.) (IRS Employer Identification
      of incorporation)                                        Number)


            1650 West 82nd Street, Suite 1200, Bloomington, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On November 17, 2005, GelStat Corporation sent a letter to its shareholders and issued a press release. The text of these two documents is the same, except that the letter to shareholders does not contain the information which appears at the end of the press release under the caption About GelStat Corporation. A copy of the press release is filed as an exhibit to this Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1               Press Release issued November 17, 2005.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  ________________, 2005              GELSTAT CORPORATION



                                            By_________________________________
                                              Stephen C. Roberts, M.D.
                                              Chief Executive Officer


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